Exhibit 10.19.10

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS ENCLOSED BY BRACKETS AND UNDERLINED. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ADDENDUM NO. 3A TO

MASTER SERVICES AGREEMENT

THIS ADDENDUM NO. 3A TO MASTER SERVICES AGREEMENT (“Addendum 3A”) is dated as of June 2, 2003 (the “Addendum Effective Date”), by and between Exult, Inc., a Delaware corporation (“Service Provider”) and Bank of America Corporation (“Customer”). All capitalized terms used herein without definition shall have the meanings ascribed to them in that certain Master Services Agreement dated as of November 21, 2000 (as amended to date, the “Existing Agreement”), by and between Service Provider and Customer.

R E C I T A L S

WHEREAS, Service Provider and Customer desire to add to the Existing Agreement pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and other valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

1. New Section 5.6 to Schedule C (as amended to date) of the Agreement is added as follows:

“5.6 [***]* Gain Share Charges for 2003

Notwithstanding anything to the contrary in Section 5.2, Service Provider will invoice Customer [***]* for [***]* with respect to the gain share (“[***]* Gainshare”) from the [***]* (as amended to date), by and between Service Provider, Customer and [***]*. In addition, (a) for the [***]* shall be invoiced as [***]* on or about [***]* and (b) for the [***]* shall be invoiced as [***]* Gainshare on or about [***]*.”

2. In addition, Service Provider and Customer hereby agree that (a) for the [***]* shall pay [***]* for services provided by Customer to Service Provider as [***]* to be invoiced on the [***]* chargeback billing and (b) for the [***]* shall pay [***]* as [***]* to be invoiced on the [***]* chargeback billing.

IN WITNESS WHEREOF, each of the parties hereto has executed this Addendum 3A as of the Addendum Effective Date.

EXULT, INC.

By:

Name:

Title:

BANK OF AMERICA CORPORATION

By:

Name: David Webb

Title: SVP Personnel Finance